Exhibit 99.3

Supplemental Operating and Financial Data

Third Quarter and Nine Months Ended September 30, 2016

EPR Properties

Supplemental Operating and Financial Data

Third Quarter and Nine Months Ended September 30, 2016

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company’s other financial information determined under GAAP. See pages 32 through 34 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 35 through 41.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the transaction referred to in this communication, EPR Properties expects to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) containing a preliminary proxy statement of CNL Lifestyle that also constitutes a preliminary prospectus of EPR Properties. After the registration statement is declared effective, CNL Lifestyle will mail a definitive proxy statement/prospectus to stockholders of CNL Lifestyle. This communication is not a substitute for the joint proxy statement/prospectus or registration statement or for any other document that EPR Properties or CNL Lifestyle may file with the SEC and send to CNL Lifestyle’s stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS OF CNL LIFESTYLE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed by EPR Properties and CNL Lifestyle with the SEC though the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by EPR Properties with the SEC will be available free of charge on EPR Properties’ website at www. eprkc.com, or by contacting EPR Properties’ Investor Relations Department at (816) 472-1700. Copies of documents filed by CNL Lifestyle with the SEC will be available free of charge on CNL Lifestyle’s website at www.cnllifestylereit.com, or by contacting CNL Lifestyle’s Investor Relations Department at (866) 650-0650. The content of the websites referenced above are not deemed incorporated by reference into the registration statement or the proxy statement/prospectus.

CERTAIN INFORMATION REGARDING PARTICIPANTS

EPR Properties and CNL Lifestyle and their respective trustees/directors, executive officers and other management members and employees may be deemed participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the trustees and executive officers of EPR Properties is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 1, 2016, and Form 4’s of EPR Properties’ trustees and executive officers filed with the SEC. Information about the directors and executive officers of CNL Lifestyle is set forth in its Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 28, 2016, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on November 3, 2015, and in Form 4’s of CNL Lifestyle’s directors and executive officers filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC if and when they become available.

EPR Properties

Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

Company Strategy

Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.

EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Education and Recreation. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

•	Inflection Opportunity - Renewal or restructuring in an industry’s properties
•	Enduring Value - Real estate devoted to and improving long-lived activities
•	Excellent Execution - Market-dominant performance that creates value beyond tenant credit
•	Attractive Economics - Accretive initial returns along with growth in yield
•	Advantageous Position - Sustainable competitive advantages

EPR Properties

Investor Information

Senior Management

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Jerry Earnest	Craig Evans
Senior Vice President and Chief Investment Officer	Senior Vice President, General Counsel and Secretary

Tom Wright	Mike Hirons
Senior Vice President - Human Resources and Administration	Senior Vice President - Strategy and Asset Management

Tonya Mater
Vice President and Chief Accounting Officer

Company Information

Corporate Headquarters	Trading Symbols

909 Walnut Street, Suite 200	Common Stock:

Kansas City, MO 64106	EPR

888-EPR-REIT	Preferred Stock:

www.eprkc.com	EPR-PrC

EPR-PrE

Stock Exchange Listing	EPR-PrF

New York Stock Exchange

Equity Research Coverage

Bank of America Merrill Lynch	Jeffrey Spector/Joshua Dennerlein	646-855-1363
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR & Co.	David Corak	703-312-1610
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Michael Carroll/Wes Golladay	440-715-2649
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management. EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties

Selected Financial Information

(Unaudited, dollars and shares in thousands)

	Three Months Ended September 30,		Nine months ended September 30,
Operating Information:	2016	2015	2016	2015
Revenue	$125,610	$108,335	$362,411	$309,029
Net income available to common shareholders of
EPR Properties	51,575	44,244	148,986	123,927
Adjusted EBITDA (1)(2)	109,068	95,306	314,573	268,181
Interest expense, net	24,265	20,529	70,310	59,123
Recurring principal payments	2,551	3,363	7,447	10,634
Capitalized interest	2,931	4,771	7,982	14,265
Straight-lined rental revenue	4,597	2,738	10,950	8,892
Dividends declared on preferred shares	5,951	5,951	17,855	17,855
Dividends declared on common shares	61,082	53,019	182,948	156,841
General and administrative expense	9,091	7,482	27,309	22,920

Balance Sheet Information:	September 30,
	2016	2015
Total assets	$4,620,970	$4,201,105
Accumulated depreciation	609,103	511,949
Total assets before accumulated depreciation (gross assets)	5,230,073	4,713,054
Cash and cash equivalents	7,311	14,614
Debt	2,248,576	2,018,354
Deferred financing costs, net	18,885	19,101
Net debt (2)	2,260,150	2,022,841
Equity	2,189,427	1,989,071
Common shares outstanding	63,628	59,158
Total market capitalization (using EOP closing price)	7,616,469	5,434,479
Net debt/total market capitalization	30%	37%
Net debt/gross assets	43%	43%
Net debt/Adjusted EBITDA (3)	5.18	5.31
Adjusted net debt/Annualized adjusted EBITDA (2)(4)(5)	5.08	n/a

(1) Includes discontinued operations.

(2) See pages 32 through 34 for definitions.

(3) Adjusted EBITDA is for the quarter times four. See pages 32 through 34 for definitions. See calculation on page 41.

(4) Adjusted net debt is net debt less 40% times property under development. See pages 32 through 34 for definitions.

(5) Annualized adjusted EBITDA is adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 41 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. Amounts not calculated for periods prior to 2016. See pages 32 through 34 for definitions.

EPR Properties

Selected Balance Sheet Information

(Unaudited, dollars in thousands)

	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015
Assets
Rental properties:
Entertainment	$2,483,321	$2,473,635	$2,369,351	$2,337,427	$2,309,413	$2,301,551
Education	811,359	687,815	644,854	621,674	589,755	412,088
Recreation	650,350	600,183	608,393	600,401	551,660	315,502
Other	155,071	153,996	153,944	—	—	—
Less: accumulated depreciation	(609,103)	(583,848)	(562,195)	(534,303)	(511,949)	(492,602)
Land held for development	22,530	22,530	22,530	23,610	30,501	30,495
Property under development	263,026	301,605	266,574	378,920	374,533	494,066
Mortgage notes receivable: (1)
Entertainment	36,032	36,032	80,389	58,220	58,220	58,220
Education	70,609	63,828	61,963	79,584	80,230	79,194
Recreation	331,726	322,515	312,577	283,476	311,859	403,799
Other	2,511	2,500	2,500	2,500	5,021	5,032
Investment in a direct financing lease, net	189,152	188,386	191,720	190,880	190,029	189,203
Investment in joint ventures	6,159	5,955	5,869	6,168	6,439	6,101
Cash and cash equivalents	7,311	8,462	10,980	4,283	14,614	6,146
Restricted cash	20,463	16,614	23,428	10,578	21,949	15,289
Accounts receivable, net	81,217	62,061	62,403	59,101	56,006	64,493
Other assets	99,236	97,955	88,260	94,751	93,724	83,051

Total assets	$4,620,970	$4,460,224	$4,343,540	$4,217,270	$4,182,004	$3,971,628

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$101,019	$91,130	$77,523	$92,178	$98,736	$80,855
Common dividends payable	20,361	20,360	20,269	18,401	17,896	17,308
Preferred dividends payable	5,951	5,952	5,952	5,951	5,951	5,952
Unearned rents and interest	55,636	49,798	56,627	44,952	51,996	39,270
Line of credit	200,000	347,000	217,000	196,000	196,000	100,000
Deferred financing costs, net	(18,885)	(16,829)	(17,494)	(18,289)	(19,101)	(19,764)
Other debt	2,067,461	1,768,094	1,796,625	1,804,209	1,841,455	1,845,864

Total liabilities	2,431,543	2,265,505	2,156,502	2,143,402	2,192,933	2,069,485
Equity:
Common stock and additional paid-in-capital	2,669,330	2,666,325	2,644,263	2,509,077	2,414,399	2,297,495
Preferred stock at par value	139	139	139	139	139	139
Treasury stock	(107,136)	(107,133)	(104,864)	(97,328)	(95,564)	(77,244)
Accumulated other comprehensive income	4,698	3,485	3,708	5,622	5,410	8,290
Distributions in excess of net income	(377,604)	(368,097)	(356,208)	(343,642)	(335,690)	(326,914)

EPR Properties shareholders’ equity	2,189,427	2,194,719	2,187,038	2,073,868	1,988,694	1,901,766
Noncontrolling interests	—	—	—	—	377	377

Total equity	2,189,427	2,194,719	2,187,038	2,073,868	1,989,071	1,902,143

Total liabilities and equity	$4,620,970	$4,460,224	$4,343,540	$4,217,270	$4,182,004	$3,971,628

(1) Includes related accrued interest receivable.

EPR Properties

Selected Operating Data

(Unaudited, dollars in thousands)

	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015
Rental revenue and tenant reimbursements:
Entertainment	$67,950	$65,149	$64,001	$63,823	$63,355	$63,794
Education	19,905	17,717	17,182	16,552	13,990	10,803
Recreation	15,958	14,789	14,696	14,539	12,079	7,228
Other	2,290	2,291	1,764	—	—	—
Mortgage and other financing income:
Entertainment	1,294	1,481	2,152	1,781	1,782	1,782
Education (1)	7,319	7,178	10,731	7,566	7,479	7,793
Recreation	8,384	7,268	6,998	6,451	8,835	8,613
Other	34	34	34	63	97	97
Other income	2,476	2,126	1,210	1,213	718	1,148

Total revenue	$125,610	$118,033	$118,768	$111,988	$108,335	$101,258

Property operating expense	5,626	5,580	5,481	5,810	5,496	5,770
Other expense	—	—	5	115	221	210
General and administrative expense	9,091	9,000	9,218	8,101	7,482	7,756
Costs associated with loan refinancing or payoff	14	339	552	9	18	243
Interest expense, net	24,265	22,756	23,289	20,792	20,529	20,007
Transaction costs	2,947	1,490	444	700	783	4,429
Depreciation and amortization	27,601	25,666	25,955	24,915	23,498	21,849

Income before equity in income in joint ventures and other items	56,066	53,202	53,824	51,546	50,308	40,994
Equity in income from joint ventures	203	86	212	268	339	198
Gain (loss) on sale of real estate	1,615	2,270	—	—	(95)	—
Income tax benefit (expense)	(358)	(423)	144	936	(498)	7,506

Income from continuing operations	57,526	55,135	54,180	52,750	50,054	48,698
Discontinued operations:
Income from discontinued operations	—	—	—	—	141	68

Net income attributable to EPR Properties	57,526	55,135	54,180	52,750	50,195	48,766
Preferred dividend requirements	(5,951)	(5,952)	(5,952)	(5,951)	(5,951)	(5,952)

Net income available to common shareholders of EPR Properties	$51,575	$49,183	$48,228	$46,799	$44,244	$42,814

(1) Represents income from owned assets under a direct financing lease and 12 mortgage notes receivable.

EPR Properties

Funds From Operations and Funds From Operations as Adjusted

(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015
Funds From Operations (“FFO”) (1):

Net income available to common shareholders of EPR Properties	$51,575	$49,183	$48,228	$46,799	$44,244	$42,814
Gain on sale of real estate (excluding land sale)	(549)	(2,270)	—	—	—	—
Real estate depreciation and amortization	27,147	25,216	25,507	24,480	23,071	21,457
Allocated share of joint venture depreciation	56	58	60	62	64	65

FFO available to common shareholders of EPR Properties	$78,229	$72,187	$73,795	$71,341	$67,379	$64,336

FFO available to common shareholders of EPR Properties	$78,229	$72,187	$73,795	$71,341	$67,379	$64,336
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	—

Diluted FFO available to common shareholders	$80,170	$74,128	$75,736	$73,282	$69,320	$64,336

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$78,229	$72,187	$73,795	$71,341	$67,379	$64,336
Costs associated with loan refinancing or payoff	14	339	552	9	18	243
Gain on insurance recovery (included in other income)	(1,825)	(1,523)	(489)	—	—	—
Termination fee included in gain on sale	549	2,270	—	—	—	—
Transaction costs	2,947	1,490	444	700	783	4,429
(Gain) loss on sale of land	(1,066)	—	—	—	95	—
Deferred income tax expense (benefit)	(44)	(18)	(602)	(1,366)	53	(6,711)

FFO as adjusted available to common shareholders of EPR Properties	$78,804	$74,745	$73,700	$70,684	$68,328	$62,297

FFO as adjusted available to common shareholders of EPR Properties	$78,804	$74,745	$73,700	$70,684	$68,328	$62,297
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	—

Diluted FFO as adjusted available to common shareholders	$80,745	$76,686	$75,641	$72,625	$70,269	$62,297

FFO per common share attributable to EPR Properties:
Basic	$1.23	$1.14	$1.18	$1.19	$1.16	$1.12
Diluted	1.22	1.13	1.17	1.18	1.15	1.12
FFO as adjusted per common share attributable to EPR Properties:
Basic	$1.24	$1.18	$1.18	$1.18	$1.18	$1.09
Diluted	1.23	1.17	1.17	1.17	1.17	1.08
Shares used for computation (in thousands):
Basic	63,627	63,592	62,664	60,125	58,083	57,200
Diluted	63,747	63,678	62,744	60,205	58,278	57,446

Weighted average shares outstanding-diluted EPS	63,747	63,678	62,744	60,205	58,278	57,446
Effect of dilutive Series C preferred shares	2,036	2,045	2,038	2,029	2,022	—

Adjusted weighted-average shares outstanding-diluted	65,783	65,723	64,782	62,234	60,300	57,446

(1) See pages 32 through 34 for definitions.

EPR Properties

Adjusted Funds From Operations

(Unaudited, dollars in thousands except per share information)

	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015
Adjusted Funds from Operations (“AFFO”) (1):
FFO available to common shareholders of EPR Properties	$78,229	$72,187	$73,795	$71,341	$67,379	$64,336
Adjustments:
Amortization of above market leases, net	42	48	48	47	48	49
Transaction costs	2,947	1,490	444	700	783	4,429
Non-real estate depreciation and amortization	454	450	448	436	427	392
Deferred financing fees amortization	1,187	1,163	1,172	1,163	1,156	1,173
Costs associated with loan refinancing or payoff	14	339	552	9	18	243
Gain on insurance recovery	(1,825)	(1,523)	(489)	—	—	—
Termination fees included in gain on sale	549	2,270	—	—	—	—
Share-based compensation expense to management and trustees	2,778	2,739	2,765	2,290	2,161	2,085
Maintenance capital expenditures (2)	(805)	(1,859)	(1,141)	(1,501)	(897)	(435)
Straight-lined rental revenue	(4,597)	(3,264)	(3,089)	(3,267)	(2,738)	(3,211)
Non-cash portion of mortgage and other financing income	(962)	(1,017)	(928)	(1,009)	(2,042)	(3,408)
(Gain) loss on sale of land	(1,066)	—	—	—	95	—
Deferred income tax expense (benefit)	(44)	(18)	(602)	(1,366)	53	(6,711)

AFFO available to common shareholders of EPR Properties	$76,901	$73,005	$72,975	$68,843	$66,443	$58,942

AFFO available to common shareholders of EPR Properties	$76,901	$73,005	$72,975	$68,843	$66,443	$58,942
Add: Preferred dividends for Series C preferred shares	1,941	1,941	1,941	1,941	1,941	—

Diluted AFFO available to common shareholders of EPR Properties	$78,842	$74,946	$74,916	$70,784	$68,384	$58,942

Weighted average diluted shares outstanding (in thousands)	63,747	63,678	62,744	60,205	58,278	57,446
Effect of dilutive Series C preferred shares	2,036	2,045	2,038	2,029	2,022	—

Adjusted weighted-average shares outstanding-diluted	65,783	65,723	64,782	62,234	60,300	57,446

AFFO per diluted common share	$1.20	$1.14	$1.16	$1.14	$1.13	$1.03

Dividends declared per common share	$0.9600	$0.9600	$0.9600	$0.9075	$0.9075	$0.9075

AFFO payout ratio (3)	80%	84%	83%	80%	80%	88%

(1)	See pages 32 through 34 for definitions.

(2)	Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.

(3)	AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties

Capital Structure at September 30, 2016

(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Debt:

	Mortgages			Unsecured Credit Facility (2)	Unsecured Senior Notes
Year	Amortization	Maturities	Bonds/Term Loan/Other (1)			Total	Weighted Avg Interest Rate
2016	$2,516	$—	$—	$—	$—	$2,516	4.69%
2017	5,065	158,201	—	—	—	163,266	4.86%
2018	65	11,619	—	—	—	11,684	6.19%
2019	—	—	—	200,000	—	200,000	1.77%
2020	—	—	350,000	—	250,000	600,000	5.19%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
2024	—	—	—	—	148,000	148,000	4.35%
2025	—	—	—	—	300,000	300,000	4.50%
2026	—	—	—	—	192,000	192,000	4.56%
Thereafter	—	—	24,995	—	—	24,995	0.43%
Less: deferred financing costs, net	—	—	—	—	—	(18,885)	—%

	$7,646	$169,820	$374,995	$200,000	$1,515,000	$2,248,576	4.71%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity
Fixed rate secured debt		$177,466	4.94%	0.75
Fixed rate unsecured debt (1)		1,815,000	5.15%	6.37
Variable rate secured debt		24,995	0.43%	21.00
Variable rate unsecured debt		250,000	1.80%	2.77
Less: deferred financing costs, net		(18,885)	—%	—

Total		$2,248,576	4.71%	5.69

(1) Includes $300 million of term loan that has been fixed through interest rate swaps through April 5, 2019.

(2) Unsecured Credit Facility Summary:

	Commitment	Balance at 9/30/2016	Maturity	Rate at 9/30/2016
	$650,000	$200,000	April 24, 2019	1.77%

Note: This facility has a one year extension available at the Company’s option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from  $1.0 billion to  $2.0 billion, in each case, subject to certain terms and conditions.

EPR Properties

Capital Structure at September 30, 2016 and December 31, 2015

(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Debt:

	September 30, 2016	December 31, 2015

Mortgage note payable, 7.37%, paid in full on February 18, 2016	—	4,813

Note payable, 2.50%, paid in full on April 21, 2016	—	1,850

Mortgage notes payable, 6.37%, paid in full on May 2, 2016	—	24,754

Mortgage notes payable, 6.02%, paid in full on August 8, 2016	—	16,738

Mortgage notes payable, 6.10%, paid in full on September 1, 2016	—	22,235

Mortgage note payable, 6.06%, due March 1, 2017	8,706	9,381

Mortgage note payable, 6.07%, due April 6, 2017	9,417	9,667

Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	30,775	31,603

Mortgage notes payable, 4.00%, due July 6, 2017	90,249	93,616

Mortgage note payable, 5.29%, due July 8, 2017	3,338	3,455

Mortgage notes payable, 5.86% due August 1, 2017	22,344	22,931

Mortgage note payable, 6.19%, due February 1, 2018	12,637	13,171

Unsecured revolving variable rate credit facility, LIBOR + 1.25%, due April 24, 2019	200,000	196,000

Unsecured term loan payable, LIBOR + 1.40%, $300,000 fixed through interest rate swaps at a blended rate of 3.14% through April 5, 2019, due April 24, 2020	350,000	350,000

Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000

Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000

Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000

Senior unsecured notes payable, 4.35%, due August 22, 2024	148,000	—

Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	300,000

Senior unsecured notes payable, 4.56%, due August 22, 2026	192,000	—

Bonds payable, variable rate, due October 1, 2037	24,995	24,995

Less: deferred financing costs, net	(18,885)	(18,289)

Total debt	$2,248,576	$1,981,920

EPR Properties

Capital Structure

Senior Notes

Senior Debt Ratings as of September 30, 2016

Moody’s	Baa2 (stable)

Fitch	BBB- (stable)

Standard and Poor’s	BBB- (stable)

Summary of Covenants

The Company has outstanding senior unsecured notes with fixed interest rates of 4.50%, 5.25%, 5.75% and 7.75%. Interest on these notes is paid semiannually. These senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company’s debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company’s 4.50%, 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company’s ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company’s liquidity or performance. The actual amounts as of September 30, 2016 and June 30, 2016 are:

Note Covenants	Required	Actual 3rd Quarter 2016 (1)	Actual 2nd Quarter 2016 (1)

Limitation on incurrence of total debt (Total Debt/Total Assets)	< 60%	44%	43%

Limitation on incurrence of secured debt (Secured Debt/Total Assets)	< 40%	4%	5%

Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	> 1.5 x	4.0x	4.1x

Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	> 150% of unsecured debt	225%	237%

(1)	See page 15 for detailed calculations.

Note: The above excludes the private placement notes.

EPR Properties

Capital Structure

Senior Notes

(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	September 30, 2016		Total Debt:		September 30, 2016
Total Assets per balance sheet	$4,620,970		Secured debt obligations		$202,461

Add: accumulated depreciation	609,103		Unsecured debt obligations:

Less: intangible assets	(15,253)		Unsecured debt		2,065,000

Total Assets	$5,214,820		Outstanding letters of credit		—

			Guarantees		24,929

			Derivatives at fair market value, net, if liability		—

			Total unsecured debt obligations:		2,089,929

			Total Debt		$2,292,390

Total Unencumbered Assets:	September 30, 2016
Unencumbered real estate assets, gross	$4,416,850

Cash and cash equivalents	7,311

Land held for development	22,530

Property under development	263,026

Total Unencumbered Assets	$4,709,717

Consolidated Income Available for Debt Service:	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	Trailing Twelve Months

Adjusted EBITDA (1)	$109,068	$101,930	$ 103,575	$97,962	$412,535

Less: straight-line rental revenue	(4,597)	(3,264)	(3,089)	(3,267)	(14,217)

Consolidated Income Available for Debt Service	$104,471	$98,666	$ 100,486	$94,695	$398,318

Annual Debt Service:
Interest expense, gross	$27,196	$25,516	$ 25,580	$25,076	$103,368

Less: deferred financing fees amortization	(1,187)	(1,163)	(1,172)	(1,163)	(4,685)

Annual Debt Service	$26,009	$24,353	$ 24,408	$23,913	$98,683

Debt Service Coverage	4.0	4.1	4.1	4.0	4.0

(1) Includes discontinued operations.

EPR Properties

Capital Structure at September 30, 2016

(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at September 30, 2016	Liquidation Preference	Dividend Rate	Convertible	Conversion Ratio at September 30, 2016	Conversion Price at September 30, 2016

Common shares	63,628,019	$78.74	N/A	(1)	N/A	N/A	N/A

Series C	5,399,950	$30.67	$134,999	5.750%	Y	0.3771	66.30

Series E	3,450,000	$37.22	$86,250	9.000%	Y	0.4561	54.81

Series F	5,000,000	$26.12	$125,000	6.625%	N	N/A	N/A

Calculation of Total Market Capitalization:

Common shares outstanding at September 30, 2016 multiplied by closing price at September 30, 2016				$5,010,070

Aggregate liquidation value of Series C preferred shares (2)				134,999

Aggregate liquidation value of Series E preferred shares (2)				86,250

Aggregate liquidation value of Series F preferred shares (2)				125,000

Net debt at September 30, 2016 (3)				2,260,150

Total consolidated market capitalization				$7,616,469

(1) Total monthly dividends declared in the third quarter of 2016 were  $0.96 per share.

(2) Excludes accrued unpaid dividends at September 30, 2016.

(3) See pages 32 through 34 for definitions.

EPR Properties

Summary of Ratios

(Unaudited)

	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015
Net debt to total market capitalization	30%	28%	30%	34%	37%	36%

Net debt to gross assets	43%	42%	41%	42%	43%	43%

Net debt/Adjusted EBITDA (1)(2)	5.18	5.17	4.81	5.09	5.31	5.54

Adjusted net debt/Annualized adjusted EBITDA (3)(4)	5.08	4.89	4.76	n/a	n/a	n/a

Interest coverage ratio (5)	3.9	4.0	4.0	3.9	3.7	3.5

Fixed charge coverage ratio (5)	3.2	3.2	3.3	3.1	3.0	2.8

Debt service coverage ratio (5)	3.6	3.6	3.7	3.5	3.3	3.0

FFO payout ratio (6)	79%	85%	82%	77%	79%	81%

FFO as adjusted payout ratio (7)	78%	82%	81%	78%	78%	84%

AFFO payout ratio (8)	80%	84%	83%	80%	80%	88%

(1) See pages 32 through 34 for definitions.

(2) Adjusted EBITDA is for the quarter times four. See calculation on page 41.

(3) Adjusted net debt is net debt less 40% times property under development. See pages 32 through 34 for definitions.

(4) Annualized adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items which is then multiplied times four. These calculations can be found on page 41 under the reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA. Amounts not calculated for periods prior to 2016. See pages 32 through 34 for definitions.

(5) See page 18 for detailed calculation.

(6) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.

(7) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.

(8) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties

Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios

(Unaudited, dollars in thousands)

	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015
Interest Coverage Ratio (1):
Net income	$57,526	$55,135	$54,180	$52,750	$50,195	$48,766
Transaction costs	2,947	1,490	444	700	783	4,429
Interest expense, gross	27,196	25,516	25,580	25,076	25,300	25,164
Depreciation and amortization	27,601	25,666	25,955	24,915	23,498	21,849
Share-based compensation expense to management and trustees	2,778	2,739	2,765	2,290	2,161	2,085
Costs associated with loan refinancing or payoff	14	339	552	9	18	243
Interest cost capitalized	(2,931)	(2,760)	(2,291)	(4,283)	(4,771)	(5,145)
Straight-line rental revenue	(4,597)	(3,264)	(3,089)	(3,267)	(2,738)	(3,211)
(Gain) loss on sale of real estate	(1,615)	(2,270)	—	—	95	—
Gain on insurance recovery	(1,825)	(1,523)	(489)	—	—	—
Deferred income tax expense (benefit)	(44)	(18)	(602)	(1,366)	53	(6,711)

Interest coverage amount	$107,050	$101,050	$103,005	$96,824	$94,594	$87,469

Interest expense, net	$24,265	$22,756	$23,289	$20,792	$20,529	$20,007
Interest income	—	—	—	1	—	12
Interest cost capitalized	2,931	2,760	2,291	4,283	4,771	5,145

Interest expense, gross	$27,196	$25,516	$25,580	$25,076	$25,300	$25,164

Interest coverage ratio	3.9	4.0	4.0	3.9	3.7	3.5

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$107,050	$101,050	$103,005	$96,824	$94,594	$87,469

Interest expense, gross	$27,196	$25,516	$25,580	$25,076	$25,300	$25,164
Preferred share dividends	5,951	5,952	5,952	5,951	5,951	5,952

Fixed charges	$33,147	$31,468	$31,532	$31,027	$31,251	$31,116

Fixed charge coverage ratio	3.2	3.2	3.3	3.1	3.0	2.8

Debt Service Coverage Ratio (1):
Interest coverage amount	$107,050	$101,050	$103,005	$96,824	$94,594	$87,469

Interest expense, gross	$27,196	$25,516	$25,580	$25,076	$25,300	$25,164
Recurring principal payments	2,551	2,298	2,598	2,900	3,363	3,560

Debt service	$29,747	$27,814	$28,178	$27,976	$28,663	$28,724

Debt service coverage ratio	3.6	3.6	3.7	3.5	3.3	3.0

(1) See pages 32 through 34 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement. See Appendix on pages 35 through 41 for reconciliations of certain non-GAAP financial measures.

EPR Properties

Summary of Mortgage Notes Receivable

(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	Operating Segment	September 30, 2016	December 31, 2015
Mortgage note and related accrued interest receivable, 9.50%, paid in full January 5, 2016	Education	$—	$19,944
Mortgage note and related accrued interest receivable, 9.75%, paid in full April 22, 2016	Entertainment	—	22,188
Mortgage note and related accrued interest receivable, 5.50%, due November 1, 2016	Other	2,511	2,500
Mortgage note, 9.00%, due January 31, 2017	Education	1,345	1,257
Mortgage note receivable and related accrued interest receivable, 9.00%, due March 11, 2017	Education	1,454	1,454
Mortgage note receivable, 9.00%, due March 31, 2017	Recreation	5,500	—
Mortgage notes and related accrued interest receivable, 7.00% to 10.00%, due May 1, 2019	Recreation	165,647	164,543
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	Entertainment	36,032	36,032
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	Education	5,364	5,469
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	Education	30,904	30,680
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	Education	3,503	3,488
Mortgage note, 11.31%, due July 1, 2033	Recreation	12,595	12,781
Mortgage note and related accrued interest receivable, 8.71%, due June 30, 2034	Education	7,229	4,900
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	Education	12,452	12,392
Mortgage note and related accrued interest receivable, 11.10%, due December 1, 2034	Recreation	51,250	51,450
Mortgage notes, 10.13%, due December 1, 2034	Recreation	37,562	37,562
Mortgage note, 10.40%, due December 1, 2034	Recreation	4,550	4,550
Mortgage note, 8.00%, due January 5, 2036	Recreation	21,000	—
Mortgage note, 10.25%, due July 1, 2036	Recreation	17,550	9,147
Mortgage note and related accrued interest receivable, 9.75%, due July 31, 2036	Education	5,955	—
Mortgage note and related accrued interest receivable, 9.75%, due October 1, 2036	Recreation	16,072	3,443
Mortgage note receivable, 9.75%, due December 31, 2036	Education	2,403	—

Total mortgage notes and related accrued interest receivable		$440,878	$423,780

Payments Due on Mortgage Notes Receivable

As of September 30, 2016
Year:
2016	$4,680
2017	9,325
2018	928
2019	165,774
2020	1,143
Thereafter	259,028

Total	$440,878

EPR Properties

Capital Spending and Disposition Summaries

(Unaudited, dollars in thousands)

2016 Capital Spending:

Description	Location	Operating Segment	Capital Spending Three Months Ended September 30, 2016	Capital Spending Nine Months Ended September 30, 2016
Development and redevelopment of megaplex theatres	various	Entertainment	$12,997	$31,567
Acquisition of megaplex theatres	various	Entertainment	16,264	111,018
Development of other entertainment and retail projects	various	Entertainment	4,657	18,655
Acquisition of family entertainment center	Marietta, GA	Entertainment	—	14,988
Investment in mortgage note receivable for entertainment retail center	Charlotte, NC	Entertainment	—	22,000
Investment in mortgage notes receivable for public charter schools	various	Education	6,888	11,179
Development of public charter school properties	various	Education	22,101	65,454
Development of early childhood education centers	various	Education	30,941	86,992
Development of private school properties	various	Education	11,186	23,680
Development of Topgolf golf entertainment facilities	various	Recreation	37,735	104,527
Investment in mortgage note receivable for ski resort	Hunter, NY	Recreation	—	21,000
Additions to mortgage note receivable for development of excess land at Schlitterbahn waterpark	various	Recreation	—	200
Development of Camelback Mountain Resort	Tannersville, PA	Recreation	1,974	3,446
Redevelopment of ski properties	various	Recreation	7,236	7,336
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	2,012	3,508
Investment in casino and resort project	Sullivan County, NY	Other	1,075	1,313

Total investment spending			$155,066	$526,863
Infrastructure spending for casino and resort project (1)	Sullivan County, NY	Other	12	17,111
Other capital acquisitions, net	various	n/a	511	3,127

Total capital spending			$155,589	$547,101

2016 Dispositions and Mortgage Note Payoffs:

Description	Location	Date of Disposition or Payoff	Net Proceeds
Land easement sale	D’Iberville, MS	January 2016	$397
Mortgage note payoff of public charter school property	Washington D.C.	January 2016	19,320
Sale of excess land	Sullivan County, NY	February 2016	1,523
Sale of public charter school property	Highlands Ranch, CO	April 2016	11,209
Sale of public charter school property	Marietta, GA	April 2016	4,050
Mortgage note payoff of entertainment retail center	Charlotte, NC	April 2016	44,000
Sale of public charter school property	Loveland, CO	August 2016	5,433
Sale of land	Mesquite, TX	September 2016	2,089

(1) In June 2016, the Sullivan County Infrastructure Local Development Corporation issued $110.0 million of Series 2016 Revenue Bonds which will fund construction costs for infrastructure improvements related to the Adelaar Resort. The Company received an initial reimbursement of $43.4 million of construction costs and expects to receive an additional $44.9 million of reimbursements over the balance of the construction period. Construction of infrastructure improvements is expected to be completed in 2017.

EPR Properties

Property Under Development - Investment Spending Estimates at September 30, 2016 (1)

(Unaudited, dollars in thousands)

	September 30, 2016		Owned Build-to-Suit Spending Estimates
	Property Under Development	# of Projects	4th Quarter 2016	1st Quarter 2017	2nd Quarter 2017	3rd Quarter 2017	Thereafter	Total Expected Cost (2)	% Leased

Entertainment	$33,252	10	$23,991	$12,708	$8,385	$3,500	$6,860	$88,696	100%
Education	98,758	17	28,676	33,150	23,200	19,700	24,240	227,724	100%
Recreation (3)	101,694	7	22,372	15,924	36,472	30,472	81,078	288,012	100%

Total Build-to-Suit	233,704	34	$75,039	$61,782	$68,057	$53,672	$112,178	$604,432

Non Build-to-Suit Development	23,621
Adelaar	5,701

Total Property Under Development	$263,026

		September 30, 2016	Owned Build-to-Suit In-Service Estimates
		# of Projects	4th Quarter 2016	1st Quarter 2017	2nd Quarter 2017	3rd Quarter 2017	Thereafter	Total In- Service (2)	Actual In-Service 3rd Quarter 2016

Entertainment		10	$7,407	$4,573	$35,011	$—	$41,705	$88,696	$3,263
Education		17	27,890	15,893	77,684	—	106,257	227,724	121,297
Recreation		7	31,988	23,800	22,362	27,500	182,362	288,012	48,946

Total Build-to-Suit		34	$67,285	$44,266	$135,057	$27,500	$330,324	$604,432	$173,506

	September 30, 2016		Mortgage Build-to-Suit Spending Estimates
	Mortgage Notes Receivable	# of Projects	4th Quarter 2016	1st Quarter 2017	2nd Quarter 2017	3rd Quarter 2017	Thereafter	Total Expected Cost (2)

Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Education	15,587	3	2,994	2,600	2,500	800	329	24,810
Recreation	16,072	1	2,400	—	—	—	—	18,472

Total Build-to-Suit Mortgage Notes	31,659	4	$5,394	$2,600	$2,500	$800	$329	$43,282

Non Build-to-Suit Mortgage Notes	409,219

Total Mortgage Notes Receivable	$440,878

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of September 30, 2016.

(2) “Total Expected Cost” and “Total In-Service” each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Adelaar.

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and, to the extent applicable, the Company’s Quarterly Reports on Form 10-Q.

EPR Properties

Financial Information by Segment

For the Three Months Ended September 30, 2016

(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/ Unallocated	Consolidated

Rental revenue	$64,134	$19,900	$15,958	$2,290	$102,282	$—	$102,282
Tenant reimbursements	3,816	5	—	—	3,821	—	3,821
Other income	8	—	1,825	—	1,833	643	2,476
Mortgage and other financing income	1,294	7,319	8,384	34	17,031	—	17,031

Total revenue	69,252	27,224	26,167	2,324	124,967	643	125,610

Property operating expense	5,228	—	—	233	5,461	165	5,626

Total investment expenses	5,228	—	—	233	5,461	165	5,626
General and administrative expense	—	—	—	—	—	9,091	9,091
Less: gain on insurance recovery (1)	—	—	1,825	—	1,825	—	1,825

Adjusted EBITDA (2)	$64,024	$27,224	$24,342	$2,091	$117,681	$(8,613)	$109,068

	54%	23%	21%	2%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(14)	(14)
Interest expense, net						(24,265)	(24,265)
Transaction costs						(2,947)	(2,947)
Depreciation and amortization						(27,601)	(27,601)
Equity in income from joint ventures						203	203
Gain on sale of real estate						1,615	1,615
Income tax expense						(358)	(358)
Gain on insurance recovery (1)						1,825	1,825

Net income attributable to EPR Properties							57,526
Preferred dividend requirements						(5,951)	(5,951)

Net income available to common shareholders of EPR Properties							$51,575

(1) Included in other income. See reconciliation on page 41.

(2) See pages 32 through 34 for definitions.

EPR Properties

Financial Information by Segment

For the Nine Months Ended September 30, 2016

(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/ Unallocated	Consolidated

Rental revenue	$185,530	$54,797	$45,443	$6,345	$292,115	$—	$292,115
Tenant reimbursements	11,570	7	—	—	11,577	—	11,577
Other income	222	—	3,635	—	3,857	1,955	5,812
Mortgage and other financing income	4,927	25,228	22,650	102	52,907	—	52,907

Total revenue	202,249	80,032	71,728	6,447	360,456	1,955	362,411

Property operating expense	15,815	—	8	419	16,242	445	16,687
Other expense	—	—	—	5	5	—	5

Total investment expenses	15,815	—	8	424	16,247	445	16,692

General and administrative expense	—	—	—	—	—	27,309	27,309
Less: gain on insurance recovery (1)	202	—	3,635	—	3,837	—	3,837

Adjusted EBITDA (2)	$186,232	$80,032	$68,085	$6,023	$340,372	$(25,799)	$314,573

	55%	23%	20%	2%	100%

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(905)	(905)
Interest expense, net						(70,310)	(70,310)
Transaction costs						(4,881)	(4,881)
Depreciation and amortization						(79,222)	(79,222)
Equity in income from joint ventures						501	501
Gain on sale of real estate						3,885	3,885
Income tax expense						(637)	(637)
Gain on insurance recovery (1)						3,837	3,837

Net income attributable to EPR Properties							166,841
Preferred dividend requirements						(17,855)	(17,855)

Net income available to common shareholders of EPR Properties							$148,986

(1) Included in other income. See reconciliation on page 41.

(2) See pages 32 through 34 for definitions.

EPR Properties

Financial Information by Segment

For the Three Months Ended September 30, 2015

(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/ Unallocated	Consolidated

Rental revenue	$59,637	$13,990	$12,079	$—	$85,706	$—	$85,706
Tenant reimbursements	3,718	—	—	—	3,718	—	3,718
Other income	1	—	—	55	56	662	718
Mortgage and other financing income	1,782	7,479	8,835	97	18,193	—	18,193

Total revenue	65,138	21,469	20,914	152	107,673	662	108,335

Property operating expense	5,413	—	—	83	5,496	—	5,496
Other expense	—	—	—	221	221	—	221

Total investment expenses	5,413	—	—	304	5,717	—	5,717
General and administrative expense	—	—	—	—	—	7,482	7,482

Adjusted EBITDA - continuing operations (1)	$59,725	$21,469	$20,914	$(152)	$101,956	$(6,820)	$95,136

Adjusted EBITDA - discontinued operations (1)	—	—	—	—	—	170	170

Adjusted EBITDA (1)	$59,725	$21,469	$20,914	$(152)	$101,956	$(6,650)	$95,306

	58%	21%	21%	—%	100%
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(18)	(18)
Interest expense, net						(20,529)	(20,529)
Transaction costs						(783)	(783)
Depreciation and amortization						(23,498)	(23,498)
Equity in income from joint ventures						339	339
Loss on sale of real estate						(95)	(95)
Income tax expense (2)						(527)	(527)

Net income attributable to EPR Properties							50,195
Preferred dividend requirements						(5,951)	(5,951)

Net income available to common shareholders of EPR Properties							$44,244

(1) See pages 32 through 34 for definitions.

(2) Includes discontinued operations.

EPR Properties

Financial Information by Segment

For the Nine Months Ended September 30, 2015

(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/ Unallocated	Consolidated

Rental revenue	$179,407	$34,887	$26,012	$—	$240,306	$—	$240,306
Tenant reimbursements	12,009	—	—	(23)	11,986	—	11,986
Other income (loss)	504	—	—	118	622	1,794	2,416
Mortgage and other financing income	5,346	23,056	25,629	290	54,321	—	54,321

Total revenue	197,266	57,943	51,641	385	307,235	1,794	309,029

Property operating expense	17,399	—	—	224	17,623	—	17,623
Other expense	—	—	—	533	533	—	533

Total investment expenses	17,399	—	—	757	18,156	—	18,156
General and administrative expense	—	—	—	—	—	22,920	22,920

Adjusted EBITDA - continuing operations (1)	$179,867	$57,943	$51,641	$(372)	$289,079	$(21,126)	$267,953

Adjusted EBITDA - discontinued operations (1)	—	—	—	—	—	228	228

Adjusted EBITDA (1)	$179,867	$57,943	$51,641	$(372)	$289,079	$(20,898)	$268,181

	62%	20%	18%	—%	100%
Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(261)	(261)
Interest expense, net						(59,123)	(59,123)
Transaction costs						(6,818)	(6,818)
Retirement severance expense						(18,578)	(18,578)
Depreciation and amortization						(64,702)	(64,702)
Equity in income from joint ventures						701	701
Gain on sale of real estate						23,829	23,829
Income tax expense (2)						(1,447)	(1,447)

Net income attributable to EPR Properties							141,782
Preferred dividend requirements						(17,855)	(17,855)

Net income available to common shareholders of EPR Properties							$123,927

(1) See pages 32 through 34 for definitions.

(2) Includes discontinued operations.

EPR Properties

Total Investment by Segment

As of September 30, 2016 and December 31, 2015

(Unaudited, dollars in thousands)

	As of September 30, 2016

	Entertainment	Education	Recreation	Other	Consolidated

Rental properties, net of accumulated depreciation	$1,945,634	$774,395	$615,898	$155,071	$3,490,998
Add back accumulated depreciation on rental properties	537,687	36,964	34,452	—	609,103
Land held for development	4,457	1,258	—	16,815	22,530
Property under development	54,345	99,482	103,498	5,701	263,026
Mortgage notes and related accrued interest receivable, net	36,032	70,609	331,726	2,511	440,878
Investment in a direct financing lease, net	—	189,152	—	—	189,152
Investment in joint ventures	6,159	—	—	—	6,159
Intangible assets, gross (1)	28,825	190	—	—	29,015
Notes receivable and related accrued interest receivable, net (1)	1,976	3,471	—	—	5,447

Total investments (2)	$2,615,115	$1,175,521	$1,085,574	$180,098	$5,056,308

% of total investments	52%	23%	21%	4%	100%

	As of December 31, 2015

	Entertainment	Education	Recreation	Other	Consolidated

Rental properties, net of accumulated depreciation	$1,849,604	$597,795	$577,800	$—	$3,025,199
Add back accumulated depreciation on rental properties	487,823	23,879	22,601	—	534,303
Land held for development	4,457	1,258	—	17,895	23,610
Property under development	23,625	112,794	59,453	183,048	378,920
Mortgage notes and related accrued interest receivable, net	58,220	79,584	283,476	2,500	423,780
Investment in a direct financing lease, net	—	190,880	—	—	190,880
Investment in joint ventures	6,168	—	—	—	6,168
Intangible assets, gross (1)	20,715	—	—	—	20,715
Notes receivable and related accrued interest receivable, net (1)	2,228	—	—	—	2,228

Total investments (2)	$2,452,840	$1,006,190	$943,330	$203,443	$4,605,803

% of total investments	53%	22%	21%	4%	100%

(1) Included in other assets in the consolidated balance sheets as of September 30, 2016 in the Company’s Quarterly Report on Form 10-Q and December 31, 2015 in the Company’s Annual Report on Form 10-K. Reconciliation is as follows:

	9/30/2016	12/31/2015

Intangible assets, gross	$29,015	$20,715
Less: accumulated amortization on intangible assets	(13,762)	(12,079)
Notes receivable and related accrued interest receivable, net	5,447	2,228
Prepaid expenses and other current assets	78,536	83,887

Total other assets	$99,236	$94,751

(2) See pages 32 through 34 for definitions.

EPR Properties

Lease Expirations

As of September 30, 2016

(Unaudited, dollars in thousands)

	Megaplex Theatres				Education Portfolio				Recreation Portfolio

Year	Total Number of Properties		Rental Revenue for the Trailing Twelve Months Ended September 30, 2016 (1)	% of Total Revenue	Total Number of Properties		Financing Income/ Rental Revenue for the Trailing Twelve Months Ended September 30, 2016	% of Total Revenue	Total Number of Properties	Rental Revenue for the Trailing Twelve Months Ended September 30, 2016	% of Total Revenue
2016	1		$3,351	1%	—		$—	—%	—	$—	—%
2017	3		6,740	2%	1		1,804	—%	—	—	—%
2018	16		26,430	6%	1		95	—%	—	—	—%
2019	4		10,769	2%	—		—	—%	—	—	—%
2020	6		9,934	2%	—		—	—%	—	—	—%
2021	9		13,575	3%	—		—	—%	—	—	—%
2022	12		22,303	5%	—		—	—%	—	—	—%
2023	6		11,106	2%	—		—	—%	—	—	—%
2024	14		27,518	6%	—		—	—%	—	—	—%
2025	8		15,408	3%	—		—	—%	—	—	—%
2026	7		11,647	3%	—		—	—%	—	—	—%
2027	13	(2)	15,043	3%	—		—	—%	1	2,896	1%
2028	4		6,138	1%	—		—	—%	—	—	—%
2029	17	(3)	19,016	4%	—		—	—%	—	—	—%
2030	3		5,134	1%	—		—	—%	—	—	—%
2031	10	(4)	9,344	2%	11	(5)	6,325	1%	—	—	—%
2032	3		2,097	—%	12	(6)	16,750	4%	3	4,415	1%
2033	6		4,297	1%	16	(7)	17,255	4%	1	1,676	—%
2034	2		1,977	—%	15		24,281	5%	6	14,362	3%
2035	2		1,797	—%	24	(8)	20,998	5%	11	39,493	8%
Thereafter	1		389	—	13		5,227	1%	2	455	—%

	147		$224,013	47%	93		$92,735	20%	24	$63,297	13%

Note: This schedule relates to owned megaplex theatres, public charter schools, early education centers, private schools, ski parks and golf entertainment complexes only, which together represent approximately 80% of total revenue for the trailing twelve months ended September 30, 2016. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1)	Consists of rental revenue and tenant reimbursements.
(2)	Eleven of these theatre properties are leased under a master lease.
(3)	Fifteen of these theatre properties are leased under a master lease.
(4)	Four of these theatre properties are leased under a master lease as well as five of these theatre properties are leased under a separate master lease.
(5)	Four of these education properties are leased under a master lease to Imagine.
(6)	Four of these education properties are leased under a master lease to Imagine.
(7)	Nine of these education properties are leased under a master lease to Imagine.
(8)	Three of these education properties are leased under a master lease to Imagine.

EPR Properties

Top Ten Customers by Revenue from Continuing Operations

(Unaudited, dollars in thousands)

	Customers	Asset Type	Total Revenue For The Three Months Ended September 30, 2016	Percentage of Total Revenue	Total Revenue For The Nine Months Ended September 30, 2016	Percentage of Total Revenue

1.	AMC Theatres	Entertainment	$21,734	17%	$65,297	18%

2.	Regal Entertainment Group	Entertainment	11,076	9%	32,190	9%

3.	Topgolf	Recreation	10,819	8%	29,564	8%

4.	Cinemark	Entertainment	8,622	7%	25,595	7%

5.	Carmike Cinemas	Entertainment	7,081	5%	16,942	5%

6.	Imagine Schools	Education	5,742	5%	17,213	5%

7.	Camelback Resort	Recreation	4,769	4%	14,182	4%

8.	Schlitterbahn	Recreation	4,263	3%	10,984	3%

9.	Children’s Learning Adventure	Education	3,412	3%	8,641	2%

10.	Southern Theatres	Entertainment	3,394	3%	9,914	3%

	Total		$80,912	64%	$230,522	64%

EPR Properties

Net Asset Value (NAV) Components

As of September 30, 2016

(Unaudited, dollars and shares in thousands)

Annualized Cash Net Operating Income (NOI) Run Rate (for NAV calculations) (1)

	Owned	Financed	Total
Megaplex	$203,420	$1,096	$204,516
ERC’s/Retail	44,468	—	44,468
Other Entertainment	4,372	3,812	8,184

Entertainment	252,260	4,908	257,168

Public Charter Schools	39,416	26,160	65,576
Early Childhood Education	14,876	—	14,876
Private Schools	19,092	—	19,092

Education	73,384	26,160	99,544

Ski Areas	9,556	11,988	21,544
Waterparks	15,540	14,380	29,920
Golf Entertainment Complexes	38,104	4,956	43,060

Recreation	63,200	31,324	94,524

Annualized cash NOI run rate	$388,844	$62,392	$451,236

Other NAV Components
Assets		Liabilities
Property under development	$263,026	Long-term debt (2)		$2,267,461
Land held for development	22,530	Series E liquidation value		86,250
Adelaar land in-service	155,071	Series F liquidation value		125,000
Investment in joint ventures	6,159	Accounts payable and accrued liabilties		101,019
Cash and cash equivalents	7,311	Preferred dividends payable		5,951
Restricted cash	20,463	Unearned rents and interest (4)		23,061
Accounts receivable, net (3)	19,433
Prepaid expenses and other current assets (5)	68,033

Shares

Common shares outstanding	63,628
Effect of dilutive securities - share options	97
Effect of dilutive Series C preferred shares	2,036

Diluted shares outstanding	65,761

(1) See pages 32 through 34 for definitions and see Appendix on pages 35 through 41 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended September 30, 2016.

(2) Excludes deferred financing costs, net of $18.9 million.

(3) Excludes straight-line receivable of $61.8 million.

(4) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $18.0 million and cash paid by tenants during construction of $14.5 million.

(5) Excludes deferred tax assets of $12.1 million and deferred financing costs, net of $3.8 million.

EPR Properties

Annualized GAAP Net Operating Income

As of September 30, 2016

(Unaudited, dollars in thousands)

Annualized GAAP Net Operating Income (NOI) Run Rate (1)
	Owned	Financed	Total
Megaplex	$204,672	$1,096	$205,768
ERC’s/Retail	42,504	—	42,504
Other Entertainment	4,416	3,812	8,228

Entertainment	251,592	4,908	256,500

Public Charter Schools	48,188	30,008	78,196
Early Childhood Education	16,848	—	16,848
Private Schools	20,968	—	20,968

Education	86,004	30,008	116,012

Ski Areas	9,828	11,988	21,816
Waterparks	15,540	14,380	29,920
Golf Entertainment Complexes	38,896	4,956	43,852

Recreation	64,264	31,324	95,588

Annualized GAAP NOI run rate	$401,860	$66,240	$468,100

(1) See pages 32 through 34 for definitions and see Appendix on pages 35 through 41 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended September 30, 2016.

EPR Properties

Guidance

(Dollars in millions except for per share information)

Measure		2016 Guidance						2017 Guidance
	YTD Actuals	Current			Prior			Current
Investment spending	$526.9	$650.0	to	$700.0	$650.0	to	$700.0	$1,300.0	to	$1,350.0
Disposition proceeds and mortgage note payoff	$88.0	$215.0	to	$290.0	$77.3	to	$175.0	$150.0	to	$200.0

Prepayment fee - public charter schools (1)	$3.6	$3.6			$3.6			$—
Termination fee - public charter schools (2)	$2.8	$4.4			$3.8	to	$4.8	$11.0	to	$14.0
Percentage rent	$2.7	$4.0	to	$4.4	$3.7	to	$4.1	$4.2	to	$4.7
Participating interest income	$0.9	$0.9			$1.2	to	$1.6	$0.5	to	$1.0
General and administrative expense	$27.3	$36.5	to	$37.5	$36.5	to	$37.5	$40.5	to	$42.5

FFO per diluted share	$3.52	$4.68	to	$4.75	$4.62	to	$4.70	$4.70	to	$4.81
FFO as adjusted per diluted share	$3.56	$4.75	to	$4.82	$4.72	to	$4.82	$5.05	to	$5.20

Reconciliation from Net income available to common shareholders of EPR Properties (per diluted share):	YTD Actuals	2016 Current Guidance						2017 Current Guidance

Net income available to common shareholders of EPR Properties	$2.35	$3.12	to	$3.23				$3.42	to	$3.57
Gain on sale of real estate (excluding land sales) (2)	(0.04)	(0.08)	to	(0.12)				(0.42)	to	(0.46)
Real estate depreciation and amortization	1.23	1.67						1.75
Allocated share of joint venture depreciation	—	—						—
Impact of Series C and Series E Dilution, if applicable	(0.02)	(0.03)						(0.05)

FFO available to common shareholders of EPR Properties	$3.52	$4.68	to	$4.75				$4.70	to	$4.81

Costs associated with loan refinancing or payoff	0.01	0.01						—
Gain on insurance recovery (3)	(0.06)	(0.06)						—
Transaction costs	0.08	0.10						0.17
Gain on sale of land	(0.02)	(0.04)						—
Termination fee - public charter schools (2)	0.04	0.07						0.16	to	0.20
Deferred income tax expense	(0.01)	(0.01)						0.02

FFO as adjusted available to common shareholders of EPR Properties	$3.56	$4.75	to	$4.82				$5.05	to	$5.20

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

(1) Prepayment fees received related to mortgage notes receivable are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted.

(2) Termination fees received related to leases where an operator exercises its option to purchase the property and terminates the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how other lease termination fees and fees received for early prepayment of mortgage notes receivable are reflected.

(3) Included in other income. See reconciliation on page 41.

EPR Properties

Definitions - Non-GAAP Financial Measures

ADJUSTED EBITDA AND ANNUALIZED ADJUSTED EBITDA

Management uses Adjusted EBITDA in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDA is useful to investors because it excludes various items that management believes are not indicative of operating performance, and that it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDA as net income available to common shareholders excluding costs associated with loan refinancing or payoff, interest expense (net), depreciation and amortization, equity in (income) loss from joint ventures, gain (loss) on the sale of real estate, gain on insurance recovery, income tax expense (benefit), preferred dividend requirements, the effect of non-cash impairment charges, retirement severance expense, the provision for loan losses and transaction costs (benefit), and which is then multiplied by four to get an annual amount. Annualized Adjusted EBITDA is Adjusted EBITDA for the quarter further adjusted for in-service projects, percentage rent and participating interest and other non-recurring items, which is then multiplied by four to get an annual amount.

The Company’s method of calculating Adjusted EBITDA and Annualized Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET DEBT AND ADJUSTED NET DEBT

Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced for cash and cash equivalents. By excluding deferred financing costs, net and cash and cash equivalents, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. Adjusted net debt is net debt less 40% times property under development to remove the estimated portion of property under development that has been financed with debt but has not yet produced earnings. The Company’s method of calculating Net Debt and Adjusted Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET DEBT TO ADJUSTED EBIDTA AND ADJUSTED NET DEBT TO ANNUALIZED ADJUSTED EBITDA

Net Debt to Adjusted EBITDA and Adjusted Net Debt to Annualized Adjusted EBITDA are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company’s method of calculating both ratios may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

NET OPERATING INCOME (“NOI”) AND NOI RUN RATES

NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company’s investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest, non-cash revenue and non-recurring adjustments to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service projects, percentage rent and participating interest and non-recurring adjustments to provide a quarterly GAAP run rate of such measure. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

The Company’s method of calculating NOI, Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales [or acquisitions] of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs (benefit), retirement severance expense, provision for loan losses, preferred share redemption costs and termination fees associated with tenants’ exercises of public charter school buy-out options and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs (benefit), retirement severance expense, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net, preferred share redemption costs, and termination fees associated with tenants’ exercises of public charter school buy-out options; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income, gain (loss) on sale of land, gain on insurance recovery and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs (benefit), interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale or acquisition of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company’s funds have been invested.

Appendix to Supplemental Operating and Financial Data

Reconciliation of Certain Non-GAAP Financial Measures

Third Quarter and Nine Months Ended September 30, 2016

EPR Properties

Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities

(Unaudited, dollars in thousands)

The interest coverage amount per the table on page 18 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015
Net cash provided by operating activities	$63,241	$83,944	$68,588	$93,638	$64,415	$62,889

Equity in income from joint ventures	203	86	212	268	339	198
Distributions from joint ventures	—	—	(511)	(540)	—	—
Amortization of deferred financing costs	(1,187)	(1,163)	(1,172)	(1,163)	(1,156)	(1,173)
Amortization of above market leases, net	(42)	(48)	(48)	(47)	(48)	(49)
Increase (decrease) in mortgage notes and related accrued interest receivable	916	(214)	(514)	(1,332)	2,456	2,410
Increase (decrease) in restricted cash	(202)	(556)	2,221	(1,923)	373	197
Increase (decrease) in accounts receivable, net	14,739	1,359	2,968	3,303	(805)	6,981
Increase in direct financing lease receivable	767	896	840	851	826	948
Increase (decrease) in other assets	448	1,838	2,907	(2,744)	344	(834)
Decrease (increase) in accounts payable and accrued liabilities	4,329	(5,947)	6,878	(8,406)	8,697	(3,437)
Decrease (increase) in unearned rents and interest	1,223	(127)	(8)	(3,307)	579	(1,898)
Straight-line rental revenue	(4,597)	(3,264)	(3,089)	(3,267)	(2,738)	(3,211)
Interest expense, gross	27,196	25,516	25,580	25,076	25,300	25,164
Interest cost capitalized	(2,931)	(2,760)	(2,291)	(4,283)	(4,771)	(5,145)
Transaction costs	2,947	1,490	444	700	783	4,429

Interest coverage amount (1)	$107,050	$101,050	$103,005	$96,824	$94,594	$87,469

Net cash used by investing activities	$(147,051)	$(137,285)	$(130,915)	$(96,423)	$(185,190)	$(193,764)

Net cash provided (used) by financing activities	$82,672	$51,457	$68,439	$(7,291)	$129,530	$34,775

(1) See pages 32 through 34 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties

Reconciliations of Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate

Net Operating Income (“NOI”), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 29 and 30 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 38 through 40 provide reconciliations of these non-GAAP measures with respect to each segment and property type, and should be read in conjunction with the reconciliations on page 22 of our segment Adjusted EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 38 through 40.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 22.

(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.

(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.

(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.

(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.

(6) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.

EPR Properties

Reconciliation of Net Asset Value (NAV) Components

(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Owned Properties (for NAV calculations)

For the three months ended September 30, 2016

	Entertainment				Education				Recreation
	Megaplex	ERC’s/ Retail	Other Entertainment	Entertainment Total	Public Charter Schools	Early Childhood Education	Private Schools	Education Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Recreation Total	Corporate/ unallocated and other	Total

Total revenue	$51,245	$15,577	$1,136	$67,958	$11,559	$4,035	$4,311	$19,905	$4,263	$3,885	$9,635	$17,783	$2,933	$108,579
Property operating expense	216	4,752	260	5,228	—	—	—	—	—	—	—	—	398	5,626

Total investment expense	216	4,752	260	5,228	—	—	—	—	—	—	—	—	398	5,626

General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	(9,091)	(9,091)
Less: gain on insurance recovery	—	—	—	—	—	—	—	—	(1,825)	—	—	(1,825)	—	(1,825)

Adjusted EBITDA	$51,029	$10,825	$876	$62,730	$11,559	$4,035	$4,311	$19,905	$2,438	$3,885	$9,635	$15,958	$(6,556)	$92,037

General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	9,091	9,091
Gain on insurance recovery	—	—	—	—	—	—	—	—	1,825	—	—	1,825	—	1,825
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	(2,535)	(2,535)

NOI	$51,029	$10,825	$876	$62,730	$11,559	$4,035	$4,311	$19,905	$4,263	$3,885	$9,635	$17,783	$—	$100,418

Quarterly GAAP NOI run rate
NOI	$51,029	$10,825	$876	$62,730	$11,559	$4,035	$4,311	$19,905	$4,263	$3,885	$9,635	$17,783	$—	$100,418
In-service adjustments (2)	112	—	228	340	488	177	1,056	1,721	—	—	541	541	—	2,602
Percentage rent/participation adjustments (3)	30	(194)	—	(164)	—	—	(125)	(125)	19	—	(452)	(433)	—	(722)
Non-recurring adjustments (6)	(3)	(5)	—	(8)	—	—	—	—	(1,825)	—	—	(1,825)	—	(1,833)

Quarterly GAAP NOI run rate	$51,168	$10,626	$1,104	$62,898	$12,047	$4,212	$5,242	$21,501	$2,457	$3,885	$9,724	$16,066	$—	$100,465
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4

Annualized GAAP NOI run rate	$204,672	$42,504	$4,416	$251,592	$48,188	$16,848	$20,968	$86,004	$9,828	$15,540	$38,896	$64,264	$—	$401,860

Quarterly cash NOI run rate
NOI	$51,029	$10,825	$876	$62,730	$11,559	$4,035	$4,311	$19,905	$4,263	$3,885	$9,635	$17,783	$—	$100,418
In-service adjustments (4)	112	—	228	340	833	995	1,317	3,145	—	—	541	541	—	4,026
Percentage rent/participation adjustments (3)	30	(194)	—	(164)	—	—	(125)	(125)	19	—	(452)	(433)	—	(722)
Non-recurring adjustments (6)	(3)	(5)	—	(8)	—	—	—	—	(1,825)	—	—	(1,825)	—	(1,833)
Non-cash revenue	(313)	491	(11)	167	(2,538)	(1,311)	(730)	(4,579)	(68)	—	(198)	(266)	—	(4,678)

Quarterly cash NOI run rate	50,855	11,117	1,093	63,065	9,854	3,719	4,773	18,346	2,389	3,885	9,526	15,800	—	97,211
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4

Annualized cash NOI run rate	$203,420	$44,468	$4,372	$252,260	$39,416	$14,876	$19,092	$73,384	$9,556	$15,540	$38,104	$63,200	$—	$388,844

EPR Properties

Reconciliation of Net Asset Value (NAV) Components

(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Financed Properties (for NAV calculations)

For the three months ended September 30, 2016

	Entertainment				Education				Recreation
	Megaplex	ERC’s/ Retail	Other Entertainment	Entertainment Total	Public Charter Schools	Early Childhood Education	Private Schools	Education Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Recreation Total	Corporate/ unallocated and other	Total

Total revenue	$341	$—	$953	$1,294	$7,319	$—	$—	$7,319	$2,937	$4,263	$1,184	$8,384	$34	$17,031
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—

General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Adjusted EBITDA	$341	$—	$953	$1,294	$7,319	$—	$—	$7,319	$2,937	$4,263	$1,184	$8,384	$34	$17,031

General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	(34)	(34)

NOI	$341	$—	$953	$1,294	$7,319	$—	$—	$7,319	$2,937	$4,263	$1,184	$8,384	$—	$16,997

Quarterly GAAP NOI run rate
NOI	$341	$—	$953	$1,294	$7,319	$—	$—	$7,319	$2,937	$4,263	$1,184	$8,384	$—	$16,997
In-service adjustments (5)	(67)	—	—	(67)	183	—	—	183	60	—	55	115	—	231
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	(668)	—	(668)	—	(668)
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Quarterly GAAP NOI run rate	$274	$—	$953	$1,227	$7,502	$—	$—	$7,502	$2,997	$3,595	$1,239	$7,831	$—	$16,560
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4

Annualized GAAP NOI run rate	$1,096	$—	$3,812	$4,908	$30,008	$—	$—	$30,008	$11,988	$14,380	$4,956	$31,324	$—	$66,240

Quarterly cash NOI run rate
NOI	$341	$—	$953	$1,294	$7,319	$—	$—	$7,319	$2,937	$4,263	$1,184	$8,384	$—	$16,997
In-service adjustments (5)	(67)	—	—	(67)	183	—	—	183	60	—	55	115	—	231
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	(668)	—	(668)	—	(668)
Non-recurring adjustments (6)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-cash revenue	—	—	—	—	(962)	—	—	(962)	—	—	—	—	—	(962)

Quarterly cash NOI run rate	274	—	953	1,227	6,540	—	—	6,540	2,997	3,595	1,239	7,831	—	15,598
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4

Annualized cash NOI run rate	$1,096	$—	$3,812	$4,908	$26,160	$—	$—	$26,160	$11,988	$14,380	$4,956	$31,324	$—	$62,392

EPR Properties

Reconciliation of Net Asset Value (NAV) Components

(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Total - Owned and Financed Properties (for NAV calculations) - sum of pages 38 and 39

For the three months ended September 30, 2016

	Entertainment				Education				Recreation
	Megaplex	ERC’s/ Retail	Other Entertainment	Entertainment Total	Public Charter Schools	Early Childhood Education	Private Schools	Education Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Recreation Total	Corporate/ unallocated and other	Total

Total revenue	$51,586	$15,577	$2,089	$69,252	$18,878	$4,035	$4,311	$27,224	$7,200	$8,148	$10,819	$26,167	$2,967	$125,610
Property operating expense	216	4,752	260	5,228	—	—	—	—	—	—	—	—	398	5,626

Total investment expense	216	4,752	260	5,228	—	—	—	—	—	—	—	—	398	5,626

General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	(9,091)	(9,091)
Less: gain on insurance recovery	—	—	—	—	—	—	—	—	(1,825)	—	—	(1,825)	—	(1,825)

Adjusted EBITDA	$51,370	$10,825	$1,829	$64,024	$18,878	$4,035	$4,311	$27,224	$5,375	$8,148	$10,819	$24,342	$(6,522)	$109,068

General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	9,091	9,091
Gain on insurance recovery	—	—	—	—	—	—	—	—	1,825	—	—	1,825	—	1,825
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	(2,569)	(2,569)

NOI	$51,370	$10,825	$1,829	$64,024	$18,878	$4,035	$4,311	$27,224	$7,200	$8,148	$10,819	$26,167	$—	$117,415

Quarterly GAAP NOI run rate
NOI	$51,370	$10,825	$1,829	$64,024	$18,878	$4,035	$4,311	$27,224	$7,200	$8,148	$10,819	$26,167	$—	$117,415
In-service adjustments (2) (5)	45	—	228	273	671	177	1,056	1,904	60	—	596	656	—	2,833
Percentage rent/participation adjustments (3)	30	(194)	—	(164)	—	—	(125)	(125)	19	(668)	(452)	(1,101)	—	(1,390)
Non-recurring adjustments (6)	(3)	(5)	—	(8)	—	—	—	—	(1,825)	—	—	(1,825)	—	(1,833)

Quarterly GAAP NOI run rate	$51,442	$10,626	$2,057	$64,125	$19,549	$4,212	$5,242	$29,003	$5,454	$7,480	$10,963	$23,897	$—	$117,025
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4

Annualized GAAP NOI run rate	$205,768	$42,504	$8,228	$256,500	$78,196	$16,848	$20,968	$116,012	$21,816	$29,920	$43,852	$95,588	$—	$468,100

Quarterly cash NOI run rate
NOI	$51,370	$10,825	$1,829	$64,024	$18,878	$4,035	$4,311	$27,224	$7,200	$8,148	$10,819	$26,167	$—	$117,415
In-service adjustments (4) (5)	45	—	228	273	1,016	995	1,317	3,328	60	—	596	656	—	4,257
Percentage rent/participation adjustments (3)	30	(194)	—	(164)	—	—	(125)	(125)	19	(668)	(452)	(1,101)	—	(1,390)
Non-recurring adjustments (6)	(3)	(5)	—	(8)	—	—	—	—	(1,825)	—	—	(1,825)	—	(1,833)
Non-cash revenue	(313)	491	(11)	167	(3,500)	(1,311)	(730)	(5,541)	(68)	—	(198)	(266)	—	(5,640)

Quarterly cash NOI run rate	51,129	11,117	2,046	64,292	16,394	3,719	4,773	24,886	5,386	7,480	10,765	23,631	—	112,809
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4

Annualized cash NOI run rate	$204,516	$44,468	$8,184	$257,168	$65,576	$14,876	$19,092	$99,544	$21,544	$29,920	$43,060	$94,524	$—	$451,236

EPR Properties

Reconciliation of Adjusted EBITDA and Annualized Adjusted EBITDA

(Unaudited, dollars in thousands)

	3rd Quarter 2016	2nd Quarter 2016	1st Quarter 2016	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015
Adjusted EBITDA (1):
Net income available to common shareholder of EPR Properties	$51,575	$49,183	$48,228	$46,799	$44,244	$42,814
Costs associated with loan refinancing or payoff	14	339	552	9	18	243
Interest expense, net	24,265	22,756	23,289	20,792	20,529	20,007
Transaction costs	2,947	1,490	444	700	783	4,429
Depreciation and amortization	27,601	25,666	25,955	24,915	23,498	21,849
Equity in income from joint ventures	(203)	(86)	(212)	(268)	(339)	(198)
(Gain) loss on sale of real estate	(1,615)	(2,270)	—	—	95	—
Income tax expense (benefit)	358	423	(144)	(936)	527	(7,506)
Preferred dividend requirements	5,951	5,952	5,952	5,951	5,951	5,952
Gain on insurance recovery (2)	(1,825)	(1,523)	(489)	—	—	—

Adjusted EBITDA (for the quarter)	$109,068	$101,930	$103,575	$97,962	$95,306	$87,590

Adjusted EBITDA (3)	$436,272	$407,720	$414,300	$391,848	$381,224	$350,360

Annualized Adjusted EBITDA (1) (4):
Adjusted EBITDA (for the quarter)	$109,068	$101,930	$103,575
Corporate/unallocated and other NOI (5)	(2,569)	(2,675)	(2,289)
In-service adjustments (6)	2,833	2,920	948
Percentage rent/participation adjustments (7)	(1,390)	866	594
Non-recurring adjustments (8)	(1,833)	(1,497)	(3,637)

Annualized Adjusted EBITDA (for the quarter)	$106,109	$101,544	$99,191

Annualized Adjusted EBITDA (9)	$424,436	$406,176	$396,764

(2) Included in other income in the consolidated statements of income in the Company’s Quarterly Report on Form 10-Q . Reconciliation is as follows:
Income from settlement of foreign currency swap contracts	$643	$595	$719
Gain on insurance recovery	1,825	1,523	489
Miscellaneous income	8	8	2

Other income	$2,476	$2,126	$1,210

(1) See pages 32 through 34 for definitions.

(3) Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.

(4) Amounts not calculated for periods prior to 2016.

(5) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on page 22.

(6) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.

(7) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.

(8) Non-recurring adjustments relate to termination fees and a gain from an insurance claim.

(9) Annualized Adjusted EBITDA for the quarter is multiplied by four to calculate an annual amount.